UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

________________

FORM 8-K

________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2019

________________

Nanometrics Incorporated

(Exact name of registrant as specified in its charter)

________________

Delaware	000-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1550 Buckeye Drive Milpitas, California		95035
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (408) 545-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NANO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2019, Nanometrics Incorporated and Greg Swyt, Nanometrics’ principal financial and accounting officer, entered into a General Severance Benefits and Change in Control Severance Benefits Agreement (the “Severance Agreement”), pursuant to which: (a) in the event Nanometrics terminates Mr. Swyt’s employment without “cause” or Mr. Swyt resigns for “good reason” not on or within 12 months following a “change of control” (each as defined in the Severance Agreement), Mr. Swyt will receive continued base salary for six months and COBRA health coverage at Nanometrics’ expense for up to six months and (b) in the event Nanometrics terminates Mr. Swyt’s employment without “cause” or Mr. Swyt resigns for “good reason” on or within 12 months following a “change of control,” Mr. Swyt will receive a lump sum payment equal to 12 months of his base salary and his target bonus for the year in which the termination occurs, COBRA health coverage at Nanometrics’ expense for up to 12 months, and accelerated vesting of all of his outstanding equity grants, subject to certain possible exceptions identified in the Severance Agreement.

The description of the Severance Agreement is not complete, and is qualified by reference to the Severance Agreement, which is attached as Exhibit 10.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	General Severance Benefits and Change in Control Severance Benefits Agreement, dated July 25, 2019, between Nanometrics Incorporated and Greg Swyt.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nanometrics Incorporated

Dated:	July 25, 2019	By:	/s/ Janet Taylor
Janet Taylor
General Counsel